Filed pursuant to Rule 497

Registration No. 333-174756

Rule 482 ad

GOLUB CAPITAL BDC, INC. PRICES PUBLIC OFFERING OF 3,000,000 SHARES OF COMMON STOCK

Chicago, IL—September 12, 2013— Golub Capital BDC, Inc. (the “Company”), a business development company (NASDAQ: GBDC, www.golubcapitalbdc.com), announced that it has priced an underwritten, public offering of 3,000,000 shares of common stock at a public offering price of $16.95 per share. Wells Fargo Securities, Morgan Stanley and UBS Investment Bank are acting as joint book-running managers for the offering. The co-managers are Keefe, Bruyette & Woods, a Stifel company, and RBC Capital Markets. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The offering is expected to close on September 17, 2013, subject to customary closing conditions. The Company has also granted the underwriters an option to purchase up to an additional 450,000 shares of common stock to cover over-allotments, if any.

The Company intends to use the net proceeds from the offering to invest in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes. A portion of the net proceeds from the offering is expected to be utilized to capitalize GC SBIC V, L.P., the Company’s wholly owned subsidiary, following which the Company expects GC SBIC V, L.P. to issue debentures and make investments in accordance with the Company’s investment strategy. A portion of the net proceeds from the offering is also expected to be utilized to capitalize Senior Loan Fund LLC. Senior Loan Fund LLC is an unconsolidated Delaware limited liability company that invests in senior secured loans of middle market companies and is co-managed by the Company and United Insurance Company. The Company may also use a portion of the net proceeds from the offering to repay amounts outstanding under its credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing.  The preliminary prospectus supplement dated September 11, 2013 and the accompanying prospectus dated April 29, 2013, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, 375 Park Avenue, 4th Floor, New York, New York 10152, Attn: Equity Syndicate or by e-mailing cmclientsupport@wellsfargo.com or calling (800) 326-5897; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York, 10014, Attn: Prospectus Department or by e-mailing prospectus@morganstanley.com or calling (866) 718-1649; or UBS Securities LLC, 299 Park Ave., New York, New York 10171, Attn: Prospectus Department or by calling (888) 827-7275.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. principally invests in senior secured, one stop, subordinated and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

With over $8.0 billion of capital under management, Golub Capital is a leading provider of financing solutions for the middle market, including one stop financings (through the firm's proprietary MiniGOLD, GOLD and MEGA GOLD facilities), senior, second lien, and subordinated debt, preferred stock and co-investment equity. The firm underwrites and syndicates senior credit facilities up to $300 million. Golub Capital's hold sizes range up to $250 million per transaction.

Golub Capital has been a Top 3 Traditional Middle Market Bookrunner each year from 2008 through 2Q 2013 for senior secured loans of up to $100 million for leveraged buyouts (according to Thomson Reuters LPC and internal data; based on number of deals). In 2012, Golub Capital was awarded the ACG New York Champion’s Award for “Senior Lender Firm of the Year” and “Lender Firm of the Year” by M&A Advisor. Golub Capital is a national firm with principal offices in Chicago and New York. For more information, please visit the firm’s website at www.golubcapital.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. Golub Capital BDC, Inc. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Ross Teune

312-284-0111

rteune@golubcapital.com